UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 24, 2007

EASY GROUPS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-28339	84-1398342
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

57 West 200 South, Ste. 550
Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (801) 536-5000

CHINA ETHANOL CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant.

On June 22, 2007, the Company filed a Form 8-K with the Commission stating that it had entered into an Exchange Agreement with FullCo Industrial Limited. In Item 5.01, it was stated that Mr. Reed Benson, the sole Director and Officer of the Company resigned, effective 10 days after the filing of a Schedule 14(f)-1. The Company has accepted the resignation and appointments made by Mr. Benson’s and they will take effective immediately. The Company has determined that there is no need to file the Schedule 14(f)-1.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As noted above, in Item 5.01, Mr. Reed Benson, the sole officer of the Company had resigned effective 10 days after the filing of a Schedule 14(f)-1 with the Commission and naming the new officers and directors of the Company. The Company has accepted the resignation and appointments made by Mr. Benson’s and they will take effective immediately. The Company has determined that there is no need to file the Schedule 14(f)-1.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2007 the Company’s Board of Directors approved to change the name of the Company from ‘Easy Groups Limited’ to ‘China Bionanometer Industries Corporation.’ On June 20, 2007, the Company filed with the Secretary of State of Nevada a Certificate of Amendment to effectuate the change of the name of the Company.

We have attached as Exhibit 3.6 of this Form 8-K/A.

Item 8.01	Other Events

On June 27, 2007, the Company filed a Request for a New CUSIP with the CUSIP Service Bureau. The Company’s new CUSIP is 16938N 102.

On June 28, 2007, the Company has sent a request to NASD for a name change and symbol change.

Item 9.01	Financial Statements and Exhibits

On June 22, 2007, the Company filed a Form 8-K with the Commission stating that it had entered into an Exchange Agreement with FullCo Industrial Limited. As indicated in Item 9.01 Financial Statements and Exhibits, it was stated that Exhibits 3.1, 3.2, 3.3. 3.4, 3.5, 23.1, 99.1, 99.4 were to be filed on a Form 8-K/A to the original filing of June 22, 2007.

As of this filing, we are filing Exhibits 3.3, 3.4, 3.5, 99.4.

Exhibit No.	Description

3.3	Certificate of Incorporation for FULLCO Industrial Limited

3.4	Memorandum and Articles of Association of FULLCO Industrial Limited

3.5	Business Registration Certificate for FULLCO Industrial Limited

3.6	Certificate of Amendment dated June 20, 2007

99.4	Risk Factors Pertaining to SAFE Notice No. 75

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIONANOMETER IDUSTRIES CORPORATION

Dated: June 29, 2007	By:	/s/ Chen Min
Chen Min, Chief Executive Officer